UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 17, 2008
Bluegreen Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or other Jurisdiction of Incorporation)	0-19292 (Commission File Number)	03-0300793 (IRS Employer Identification Number)

4960 Conference Way North, Suite 100, Boca Raton, Florida (Address of Principal Executive Offices)	33431 (Zip Code)

(Registrant’s telephone number, including area code):	(561) 912-8000
Not applicable

(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Item 3.03 below is incorporated by reference herein.
     Reference is hereby made to the Current Reports on Form 8-K filed by Bluegreen Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on October 18, 2006, May 24, 2007 and October 16, 2007, in each case relating to the Stipulation and Order (the “Initial Stipulation”), dated as of October 16, 2006, by and between the Company and its directors and David A. Siegel, David A. Siegel Revocable Trust and Central Florida Investments, Inc. (together, the “Siegel Shareholders”), and amended as of May 21, 2007 and October 15, 2007 (as so amended, the “Stipulation”). Such Current Reports on Form 8-K are hereby incorporated by reference herein.
     The Stipulation previously provided that the Siegel Shareholders were obligated to divest their shares of common stock, par value $.01 per share, of the Company (the “Common Stock”) by certain stated deadlines. Effective July 17, 2008, the Company and the Siegel Shareholders executed a Third Amendment to the Stipulation (the “Stipulation Amendment”), pursuant to which the Siegel Shareholders are required to divest all shares of Common Stock beneficially owned by them by October 16, 2012. The Stipulation Amendment also eliminated the obligation of the Company to purchase the shares of Common Stock beneficially owned by the Siegel Shareholders upon the occurrence of certain limited events. The Stipulation Amendment had no impact on, and the Siegel Shareholders remain subject to, the provisions of the Stipulation which prohibit them from pursuing any takeover or other extraordinary transaction with the Company or from seeking to control or influence the Company’s management.
     The foregoing description is qualified in its entirety by reference to the Initial Stipulation, the first and second amendments thereto, and the Stipulation Amendment, copies of which are filed herewith as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated by reference herein.
Item 3.03 Material Modification to Rights of Security Holders.
     Reference is hereby made to the Registration Statement on Form 8-A filed by the Company with the SEC on August 2, 2006, and the amendments thereto filed with the SEC on October 18, 2006, May 24, 2007 and October 16, 2007, in each case relating to the Rights Agreement (the “Initial Rights Agreement”), dated as of July 27, 2006, by and between the Company and Mellon Shareholder Services LLC, as Rights Agent (the “Rights Agent”), and amended as of October 16, 2006, May 21, 2007 and October 15, 2007 (as so amended, the “Rights Agreement”). Such Registration Statement on Form 8-A, as amended, is hereby incorporated by reference herein.
     The Company and the Rights Agent have executed a Fourth Amendment to the Rights Agreement (the “Rights Agreement Amendment”), which provides that the Siegel Shareholders could avoid becoming an Acquiring Person, as defined in the Rights Agreement, by divesting all shares of Common Stock beneficially owned by them by October 16, 2012.
     The foregoing description is qualified in its entirety by reference to the Initial Rights Agreement, the first, second and third amendments thereto, and the Rights Agreement Amendment, copies of which are filed herewith as Exhibits 4.1, 99.5, 99.6, 99.7 and 99.8, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report:

4.1	Rights Agreement, dated as of July 27, 2006, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 2, 2006).

99.1	Stipulation and Order, dated as of October 16, 2006, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc. (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

99.2	Amendment to Stipulation and Order, dated as of May 21, 2007, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc. (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 24, 2007).

99.3	Second Amendment to Stipulation and Order, dated as of October 15, 2007, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc. (incorporated herein by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 16, 2007).

99.4	Third Amendment to Stipulation and Order, dated as of July 17, 2008, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc.

99.5	Amendment to Rights Agreement, dated as of October 16, 2006, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

99.6	Second Amendment to Rights Agreement, dated as of May 21, 2007, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.4 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 24, 2007).

99.7	Third Amendment to Rights Agreement, dated as of October 15, 2007, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.6 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 16, 2007).

99.8	Fourth Amendment to Rights Agreement, dated as of July 17, 2008, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 18, 2008

BLUEGREEN CORPORATION
By:	/s/ Anthony M. Puleo
	Name:	Anthony M. Puleo
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Rights Agreement, dated as of July 27, 2006, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 2, 2006).

99.1	Stipulation and Order, dated as of October 16, 2006, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc. (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

99.2	Amendment to Stipulation and Order, dated as of May 21, 2007, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc. (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 24, 2007).

99.3	Second Amendment to Stipulation and Order, dated as of October 15, 2007, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc. (incorporated herein by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 16, 2007).

99.4	Third Amendment to Stipulation and Order, dated as of July 17, 2008, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc.

99.5	Amendment to Rights Agreement, dated as of October 16, 2006, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

99.6	Second Amendment to Rights Agreement, dated as of May 21, 2007, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.4 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 24, 2007).

99.7	Third Amendment to Rights Agreement, dated as of October 15, 2007, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.6 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 16, 2007).

99.8	Fourth Amendment to Rights Agreement, dated as of July 17, 2008, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent.

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